Exhibit 99.1
MANGOSOFT, INC.
HOSTING LICENSING AGREEMENT

This Hosting Licensing Agreement (this "Agreement"), dated as of January 1, 2009, is made by and between MangoSoft, Inc. ("MangoSoft") Built Right Networks, LLC (“Built Right”, each a “Party” and collectively, the “Parties”).

WHEREAS, MangoSoft and Built Right have previously entered into a Commissioned Reseller Agreement and an Information Management Services Agreement (collectively, the “Prior Agreements”); and

WHEREAS, the Parties desire to terminate the Prior Agreements and have this Agreement be the sole surviving agreement among the Parties.

NOW THEREFORE, in consideration of the mutual covenants herein contained, the adequacy and sufficiency of which are hereby acknowledged, MangoSoft and Built Right hereby agree as follows:

Section 1.  Appointment of Hosting Company. MangoSoft hereby grants Built Right the authority to host the MangoSoft Mangomind and Filetrust applications (the "Products and Services") pursuant to the terms of this Agreement.

Section 2.   Grant of Rights.
(a)  MangoSoft hereby grants to Built Right a non-exclusive license to host the Products and Services.
(b)  MangoSoft hereby grants Built Right a non-exclusive right to utilize MangoSoft's trademarks hereto in connection with the hosting of the Products and Services. When using MangoSoft's trademarks, Built Right shall indicate that MangoSoft is the owner of such trademarks.
(c)  Built Right acknowledges and agrees with MangoSoft that, as between MangoSoft and Built Right: (i) all title, including but not limited to copyrights, trademarks, patent rights and trade secrets, in and to the Products and Services, are owned by MangoSoft; and (ii) all improvements, updates, modifications or enhancements to the Products and Services (each a "Derivative Work"), whether or not conceived or made in the course of or as a result of Built Right's performance under this Agreement, are and shall remain the property of MangoSoft, and any developments or expenditures made by Built Right in connection with the Products and Services or Derivative Works shall not give or vest Built Right with any right, title or interest in the Products and Services or any Derivative Works.
(d)  Built Right agrees that it shall not (i) remove or alter any copyright notices on the Products and Services; (ii) reverse engineer, decompile or disassemble the Products and Services; or (iii) export or re-export the Products and Services to any country, person or entity subject to U.S. export restrictions without the appropriate licenses or consents.(e) Nothing contained in this Agreement shall be construed as creating a joint venture, partnership or employment relationship between MangoSoft and Built Right, nor shall either Party have the right, power or authority to create any obligation or duty, express or implied, on behalf of the other. It is further expressly understood and agreed that no usage of trade or other regular practice or method of dealing either within the computer software industry, or any other technology-related industry, shall be used to modify, interpret, supplement or alter in any manner the express terms of this Agreement.

Section 3.   Representations and Warranties of MangoSoft. MangoSoft represents and warrants to Built Right as follows:
(a)  MangoSoft shall: (i) supply Products and Services to Built Right to host in accordance with this Agreement; and (ii) use commercially reasonable efforts to make available to Built Right information relevant to the hosting of the Products and Services.
(b)  MangoSoft has the full right, power and authority to enter into and to perform this Agreement. The execution, delivery and performance of this Agreement by MangoSoft has been duly authorized by all necessary corporate action by MangoSoft, and this Agreement constitutes a valid and binding obligation of MangoSoft enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the rights of creditors generally.

Section 4.   Representations and Warranties of Built Right. Built Right represents and warrants to MangoSoft as follows:
(a)  Built Right (i) is familiar with the market for the Products and Services and is qualified to provide the hosting of the Products and Services; (ii) will use its best efforts to maintain MangoSoft's reputation and goodwill and will not misrepresent or disparage any Products and Services; and (iii) will designate at least one employee or agent who will be responsible for coordinating all aspects of the hosting of the Products and Services and will cause such person to provide periodic reports to MangoSoft, if requested, regarding the hosting of the Products and Services.
(b)  Built Right has the full right, power and authority to enter into and to perform this Agreement. The execution, delivery and performance of this Agreement by Built Right has been duly authorized by all necessary corporate action by Built Right, and this Agreement constitutes a valid and binding obligation of Built Right enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the rights of creditors generally.

Section 5.   Payments to Built Right. Built Right shall have the right collect all payments for the use of the Products and Services hosted by Built Right with no payment or notice due from MangoSoft to BuiltRight or from BuiltRight to MangoSoft related thereto except if collected payments in any given calendar year exceed five hundred thousand dollars ($500,000), BuiltRight will notify MangoSoft of the amount collected by March 1 of the succeeding year.

Section 6.  Termination.
(a)  Either party hereto shall have the right to terminate this Agreement commencing upon 180 calendar days written notice to the other Party.
(b)  Either party hereto may terminate this Agreement upon 30 calendar days written notice in the event a party hereto (i) is in material breach of any term or condition of this Agreement and fails to remedy such breach within 30 days after receipt of written notice of such breach given by the non-breaching party; (ii) becomes insolvent; (iii) voluntarily files or has filed against it a petition under applicable bankruptcy or insolvency laws which such party fails to have released within 30 calendar days after filing; (iv) proposes any dissolution or financial reorganization with creditors or if a receiver, trustee, custodian or similar agent is appointed or takes possession with respect to all or substantially all property or business of such party; or (v) makes a general assignment for the benefit of creditors.

Section 7. Indemnification.
(a)  MangoSoft shall indemnify and hold harmless Built Right and its directors, officers, employees and agents from any claims, suits, losses, liabilities, damages, court judgments or awards and the associated costs and expenses (including reasonable attorney's fees) (collectively, "Losses"), incurred in connection with (i) any actual infringement by the Products and Services of any patent, copyright, trade secret, trademark, mask work right or other proprietary rights of a third party or (ii) MangoSoft's breach of any term or condition of this Agreement. Built Right may, at its own expense, assist in such defense if it so chooses, provided that MangoSoft shall control such defense and all negotiations in connection with the settlement of any such claim and Built Right shall, in the event of a settlement, provide MangoSoft with a release from the indemnification provided hereunder. Built Right shall promptly provide MangoSoft with written notice of any claim that Built Right believes falls within the scope of this Section.
(b)  Should the use of the Products and Services be enjoined in connection with clause (a)(i) above, or in the event MangoSoft wishes to minimize its potential liability thereunder, MangoSoft may, at its option: (i) substitute a fully equivalent non-infringing Products and Services; (ii) modify the infringing Products and Services so that it no longer infringes but remains functionally equivalent; or (iii) obtain for Built Right or its customers, at MangoSoft's expense, the right to continue use of such Products and Services. In the event that MangoSoft is unable to effect any of the actions contemplated by the foregoing clauses (i), (ii) or (iii), MangoSoft shall provide Built Right with written notice of such inability and Built Right shall cease all hosting of the subject Products and Services. In such event, MangoSoft shall reimburse Built Right for any payments made by Built Right to MangoSoft hereunder in respect of the Products and Services. The indemnification contemplated by this Section shall not apply to such infringement to the extent it arises solely from modifications made to the Products and Services by Built Right pursuant to this Agreement or otherwise.
(c)  Built Right shall indemnify and hold harmless MangoSoft and its directors, officers, employees and agents from and against any and all Losses incurred in connection with (i) any actual or alleged infringement by any Products and Services of any patent, copyright, trade secret, trademark, mask work right or other proprietary rights if a third party in the event such infringement arises because of the creation of any Derivative Work or (ii) Built Right's breach of any term or condition of this Agreement.  MangoSoft may, at its own expense, assist in such defense if it so chooses, provided that Built Right shall control such defense and all negotiations in connection with the settlement of any such claim and MangoSoft shall, in the event of a settlement, provide Built Right with a release from the indemnification provided for hereunder. MangoSoft shall promptly provide Built Right with written notice of any claim which MangoSoft believes falls within the scope of this Section.

Section 8. Non-Disclosure of Confidential Information. Built Right acknowledges that the Products and Services constitute proprietary technology and trade secrets of MangoSoft. Accordingly, Built Right agrees that, except as agreed to in writing by MangoSoft and in connection with the hosting of the Products and Services, Built Right shall use reasonable efforts to cause its employees and agents not to: (i) disclose or otherwise disseminate to any individual, partnership, corporation, limited liability company, association, business trust, joint venture or other entity of any kind or nature any information relating to the Products and Services including but not limited to source or object code, patents, systems, trademarks, design, methodologies, processes, content, know-how, authorship, applications and compatibility with other software and documentation; and (ii) reproduce, copy or modify the Products and Services in whole or in part, except as required hereunder.  The foregoing notwithstanding, MangoSoft grants Built Right a non-exclusive right to maintain and modify the source code of the Services so long as it does not remove or alter any copyright notices or export or re-export the Services to any country, person or entity subject to U.S. export restrictions without the appropriate licenses or consents.

Section 9.  No Warranties. MANGOSOFT DISCLAIMS ALL WARRANTIES AND CONDITIONS, EITHER EXPRESS OR IMPLIED, WITH REGARD TO THE PRODUCTS AND SERVICES AND THE PROVISION OF OR FAILURE TO PROVIDE TECHNICAL SUPPORT, INCLUDING, BUT NOT LIMITED TO, IMPLIED WARRANTIES OR CONDITIONS OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.  BUILT RIGHT DISCLAIMS ALL WARRANTIES AND CONDITIONS, EITHER EXPRESS OR IMPLIED, WITH REGARD TO HOSTING OF THE PRODUCTS AND SERVICES AND THE PROVISION OF OR FAILURE TO PROVIDE TECHNICAL SUPPORT, INCLUDING, BUT NOT LIMITED TO, IMPLIED WARRANTIES OR CONDITIONS OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

Section 10.   Limitation of Liability. IN NO EVENT SHALL MANGOSOFT BE LIABLE FOR ANY SPECIAL, INCIDENTAL, INDIRECT OR CONSEQUENTIAL DAMAGES WHATSOEVER, INCLUDING, WITHOUT LIMITATION, DAMAGES FOR LOSS OF BUSINESS PROFITS, BUSINESS INTERRUPTION, LOSS OF BUSINESS INFORMATION OR ANY OTHER PECUNIARY LOSS, ARISING OUT OF THE USE OF OR INABILITY TO USE THE PRODUCTS AND SERVICES, EVEN IF MANGOSOFT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.  IN NO EVENT SHALL BUILT RIGHT BE LIABLE FOR ANY SPECIAL, INCIDENTAL, INDIRECT OR CONSEQUENTIAL DAMAGES WHATSOEVER, INCLUDING, WITHOUT LIMITATION, DAMAGES FOR LOSS OF BUSINESS PROFITS, BUSINESS INTERRUPTION, LOSS OF BUSINESS INFORMATION OR ANY OTHER PECUNIARY LOSS, ARISING OUT OF THE USE OF OR INABILITY TO USE THE PRODUCTS AND SERVICES, EVEN IF BUILT RIGHT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

Section 11.  Injunctive Relief.  Built Right acknowledges that the harm which might result to MangoSoft's business as a result of any noncompliance by Built Right with any of the provisions of this Agreement would be largely irreparable. In the event of a breach or threatened breach of Built Right's duties and obligations under this Agreement, Built Right agrees that MangoSoft shall be entitled, in addition to any other legal or equitable remedies it may have, including any right to damages that it may suffer, to temporary, preliminary and permanent injunctive relief restraining such breach or threatened breach. Built Right agrees that if there is a question as to the enforceability of any of the provisions of this Agreement, Built Right will not engage in any conduct inconsistent with or contrary thereto until after the question has been resolved by an arbitrator, mediator or final judgment of a court of competent jurisdiction.

Section 12.   Severability. The parties hereto intend that each section of this Agreement should be viewed as separate and divisible, and in the event that any section, provision, agreement or condition of this Agreement shall be held to be invalid, void, or unenforceable, such section, provision, covenant or condition shall be enforced to the maximum extent permitted under applicable law and the remainder of the provisions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

Section 13.   Governing Law; Jurisdiction; Venue. This Agreement and the performance hereunder shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to such State's rules governing the conflicts of laws. In addition, each of the parties hereto irrevocably consents to the exclusive jurisdiction of the courts of the State of New York, County of New York, and of any federal court located in the State of New York, County of New York, in connection with any action or proceeding arising out of or relating to, or a breach of, this Agreement, or any document or instrument delivered in connection with this Agreement.

Section 14.   Assignment. This Agreement may only be assigned to a person other than an affiliate of the parties hereto with the written consent of the non-assigning party.

Section 15. Amendments. This Agreement may only be modified or amended by an instrument in writing signed by MangoSoft and Built Right.

Section 16. Notices. All notices, claims, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered or if sent by a nationally-recognized overnight courier, by facsimile, or by registered or certified mail, return receipt requested and postage prepaid, addressed as follows:

if to the MangoSoft: 108 Village Square Suite 315 Somers, NY 10589 Facsimile No.: (866) 277-3385	if to Built Right: Built Right Networks, LLC 29 Riverside St Suite A Nashua, New Hampshire 03062 Facsimile No.: (603) 324-0497

or to such other address as the Party to whom notice is to be given may have furnished to the other Party in writing in accordance herewith. Any such notice or communication shall be deemed to have been received (a) in the case of personal delivery, on the date of such delivery, (b) in the case of a nationally-recognized overnight courier, on the next business day after the date when sent, (c) in the case of facsimile, when received, and (d) in the case of mailing, on the third business day following that on which the piece of mail containing such communication is posted.

Section 17.   Headings and Pronouns. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of names and pronouns shall include the plural and vice versa.

Section 18.   Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto pertaining to the subject matter contained herein and supersedes any and all other prior or contemporaneous agreements, arrangements and understandings, either oral or in writing, between the parties hereto with respect to the subject matter hereof. Each party to this Agreement acknowledges and represents that no representations, warranties, covenants, conditions, inducements, promises or agreements, oral or otherwise, other than as set forth herein, have been made by either party hereto or  anyone acting on behalf of either party.

Section 19.   Counterparts. This Agreement may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute one agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Hosting Licensing Agreement as of the date specified below.

MANGOSOFT, INC. Date: December 31, 2009 BY: /s/ Dennis M. Goett Print name: Dennis M. Goett Title: Chief Operating Officer	BUILT RIGHT NETWORKS, LLC Date: December 31, 2009 By: /s/ Phillip J. Romine Print name: Phillip J. Romine Title: Member, Authorized Signatory